SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 17, 2003
                                                          --------------


                       TELAXIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)


         Massachusetts                 000-29053                04-2751645
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(State or other jurisdiction         (Commission               (IRS employer
 of incorporation)                    file number)           identification no.)


20 Industrial Drive East, South Deerfield, MA                         01373
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(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code: (413) 665-8551
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                             Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.
        ------------

     On March 18, 2003, we issued a joint press release with Young Design, Inc., a privately held Virginia corporation ("YDI"), announcing that we have entered into a definitive strategic combination agreement with YDI, dated as of March 17, 2003. Pursuant to the terms of that agreement, we will form a subsidiary that will merge with and into YDI and we will issue shares of our common stock to the current stockholders of YDI. Telaxis will be the continuing corporation, and our stockholders will continue holding our common stock following the transaction.

     In connection with the combination, each outstanding share of YDI common stock will be converted into the right to receive 2.5 shares of our common stock. This exchange ratio will not be adjusted for changes in the price of our common stock. We will assume each outstanding option to purchase shares of YDI common stock and convert them into options to purchase shares of our common stock. The exercise price and number of shares obtainable upon exercise of each such option will be adjusted based on the exchange ratio. Based on shares outstanding as of March 17, 2003, YDI stockholders will own approximately 69% of the combined company and our stockholders will own approximately 31% of the combined company.

     We have received an opinion from our financial advisors, Ferris, Baker Watts, Inc., that the transaction is fair from a financial point of view to our stockholders.

     The transaction, which is expected to close on April 1, 2003, is subject to certain conditions described in the definitive agreement.

     We expect to voluntarily de-list our common stock from the Nasdaq SmallCap Market shortly before completing the transaction. After completion of the transaction, we expect that our common stock will trade on the Over-the-Counter Bulletin Board.

     Following the closing of the transaction, the combined company expects to use the trade name YDI Wireless, Inc. At our next stockholder meeting, we expect to ask our stockholders to approve the change of our corporate name to YDI Wireless, Inc. Robert E. Fitzgerald, Chief Executive Officer of YDI, will serve as President and Chief Executive Officer of the combined company. Michael F. Young, President of YDI, will be Chief Technical Officer of the combined company. Patrick Milton, YDI's Chief Financial Officer, will serve as Chief Financial Officer of the combined company. John L. Youngblood, our President and Chief Executive Officer, will serve as special advisor to the President. The board of directors of the combined company will have seven members, consisting of three directors from our current board, three directors from YDI's current board, and an independent director to be selected by YDI.

     We have amended our stockholder rights plan to provide that the plan will not apply to this transaction and the current stockholders of YDI. In connection with the definitive agreement, we entered into investor agreements with each of YDI's stockholders, in which they make certain representations to us. In

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addition, we entered into an indemnification agreement with YDI's stockholders and landlord, in which they agreed to indemnify us from specified losses that might arise in connection with YDI's guarantee of a loan to the landlord.

     This description of the definitive agreement and the related transactions is not complete and is qualified in its entirety by reference to the definitive agreement, a copy of which is filed as Exhibit 2.1. A copy of the amendment to our stockholder rights plan is filed as Exhibit 10.1. Copies of the investor agreements are filed as Exhibits 99.1 and 99.2. A copy of the indemnification agreement is filed as Exhibit 10.2. A copy of the joint press release is filed as Exhibit 99.3. Each of these exhibits is incorporated by reference.

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Item 7. Financial Statements and Exhibits.
        ---------------------------------

         (c)  Exhibits

         Number                                      Title
         ------                                      -----

          2.1 Agreement and Plan of Merger, dated as of March 17, 2003, by and between Telaxis Communications Corporation and Young Design, Inc.

          10.1 Amendment No. 2 to Rights Agreement, dated as of March 17, 2003, by and between Telaxis Communications Corporation and Registrar and Transfer Company.

          10.2 Indemnification Agreement, dated as of March 17, 2003, by and among Telaxis Communications Corporation, Merry Fields, LLC, Concorde Equity, LLC, and Michael F. Young.

          99.1 Investor Agreement, dated as of March 17, 2003, by and between Telaxis Communications Corporation and Concorde Equity, LLC.

          99.2 Investor Agreement, dated as of March 17, 2003, by and between Telaxis Communications Corporation and Michael
                        F. Young.

          99.3 Joint Press Release of Telaxis Communications Corporation and Young Design, Inc., dated March 18, 2003.


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TELAXIS COMMUNICATIONS CORPORATION


Dated: March 20, 2003                  By: /s/ John L. Youngblood
                                           -------------------------------------
                                           John L. Youngblood
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX


         Number                                      Title
         ------                                      -----

           2.1 Agreement and Plan of Merger, dated as of March 17, 2003, by and between Telaxis Communications Corporation and Young Design, Inc.

          10.1 Amendment No. 2 to Rights Agreement, dated as of March 17, 2003, by and between Telaxis Communications Corporation and Registrar and Transfer Company.

          10.2 Indemnification Agreement, dated as of March 17, 2003, by and among Telaxis Communications Corporation, Merry Fields, LLC, Concorde Equity, LLC, and Michael F. Young.

          99.1 Investor Agreement, dated as of March 17, 2003, by and between Telaxis Communications Corporation and Concorde Equity, LLC.

          99.2 Investor Agreement, dated as of March 17, 2003, by and between Telaxis Communications Corporation and Michael
                        F. Young.

          99.3 Joint Press Release of Telaxis Communications Corporation and Young Design, Inc., dated March 18, 2003.

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